Exhibit 99.1

PROPRIETARY 1 Lafayette Square USA, Inc. December 31, 2023 ®

PROPRIETARY Important Information 2 This presentation is for informational purposes only and includes proprietary information of Lafayette Square Holding Company, LLC and its affiliates (collectively herein “Lafayette Square”). This document may not be copied, reproduced or disclosed (in whole or in part) to anyone without Lafayette Square’s express written permission. This presentation does not constitute an offer to sell or the solicitation of an offer to purchase any securities of any fund managed by Lafayette Square. Any such offer or solicitation may be made only by means of the delivery of a confidential private placement memorandum for Lafayette Square USA, Inc. (the “BDC”), which is managed by LS BDC Adviser, LLC (“LS Adviser”). This presentation should not be used as the sole basis for making a decision as to whether or not to invest in any fund or account managed by Lafayette Square. In making an investment decision, an investor must rely on their own examination of any such fund and the terms of the offering relating thereto. Contents of this presentation should not be construed as legal, tax, investment or other advice, or a recommendation to purchase or sell any particular security. There is no assurance that the BDC will achieve its investment objectives. An investor could lose all or substantially all of his, her or its investment. Statements included herein may constitute "forward-looking statements,”1 which may relate to future events or our future performance or financial condition of Lafayette Square. These statements are not guarantees of future results or financial condition and involve a number of risks and uncertainties, including statements as to: our future operating results; our business prospects and the prospects of our portfolio companies; the effect of investments that we expect to make and the competition for those investments; our contractual arrangements and relationships with third parties; actual and potential conflicts of interest with LS Adviser, our investment adviser, and other affiliates of the BDC; the dependence of our future success on the general economy and its effect on the industries in which we invest; the ability of our portfolio companies to achieve their objectives; the use of borrowed money to finance a portion of our investments; the adequacy of our financing sources and working capital; and the timing of cash flows, if any, from the operations of our portfolio companies. Due to various risks and uncertainties, actual events or results or actual performance results may differ materially from those reflected or contemplated in such forward-looking statements. As a result, you should not place undue reliance on such forward-looking statements. Other factors that could cause actual results to differ materially including: changes in the economy; risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets, including future changes in laws or regulations and conditions in our operating areas; the ability of LS Adviser to locate suitable investments for us and to monitor and administer our investments; the ability of LS Adviser or its affiliates to attract and retain highly talented professionals; our ability to qualify and maintain our qualification as a regulated investment company and as a business development company; general price and volume fluctuations in the stock market; the impact on our business of the Consumer Protection Act and the rules and regulations issued thereunder and any actions toward repeal thereof; and the effect of changes to tax legislation and our tax position. Additional factors may be included from time to time in the filings of Lafayette Square with the Securities and Exchange Commission, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Additionally, certain statements reflect estimates, predictions or opinions of Lafayette Square, which may change. There is no guarantee that these estimates, predictions or opinions will be realized. The information included in this presentation is based on information reasonably available to Lafayette Square as of the date hereof and does not purport to be complete. Lafayette Square does not undertake any duty to update the information set forth in this presentation, whether as a result of new information, future events or otherwise. Furthermore, the information included in this presentation has been obtained from sources that Lafayette Square believes to be reliable. However, these sources cannot be guaranteed as to their accuracy or completeness. No representation, warranty or undertaking, express or implied, is given as to the accuracy or completeness of the information contained herein by Lafayette Square, and no liability is accepted for the accuracy or completeness of any such information. In evaluation of prior performance information in this presentation, you should remember that past performance is not a guarantee, prediction, or projection of future results, and there can be no assurance that similar results will be achieve in the future. [1] Forward-looking statements can be identified by the use of forward-looking terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “project,” “estimate,” “intend,” “continue” or “believe” or the negatives thereof or other variations thereon or comparable terminology.

PROPRIETARY Managerial Assistance Results 3

PROPRIETARY Worker Solutions® 4 Worker Solutions is Lafayette Square's managerial assistance platform designed to connect portfolio companies with enhanced benefits to improve recruitment, retention, and productivity. We support portfolio companies through: • Incentives, including provider discounts negotiated on behalf of portfolio companies • Analytics on human capital trends and benefits utilization • Services for employers through vetted third-party solutions providers • Consultation for portfolio company management teams and HR leaders TM

PROPRIETARY Portfolio Human Capital Data 5 [1 – 7] Please refer to Slide 23 for footnote references in the tables and charts above.

PROPRIETARY Addition of LMI Centric Borrowers 6 +13K additional jobs2 added to the BDC through investments in 14 new portfolio companies 50.1% of allocated capital remains focused on LMI Targeted Investments8 57% of allocated capital for lead agent transactions directed towards LMI Targeted Investments Notable 2023 Portco Additions: Best Friends Pet Care, Inc. 1,359 Total Employees Café Zupas 1,754 Total Employees Critical Nurse Staffing, LLC 1,628 Total Employees [1 – 7] Please refer to Slide 23 for footnote references in the tables and charts above. [8] “LMI Targeted Investments”: (i) located in and/or with a majority of operations in Working Class Areas or (ii) that provide Substantial Employment to LMI individuals. We may also invest in other community development and public welfare investments identified as qualifying for CRA credit under the Office of Comptroller of Currency (“OCC”) and/or Federal Reserve guidance.

Expanding the Footprint of Worker Solutions®

- **5 of 19 (26%)** portfolio companies have adopted Qualifying Human Capital Investments[8] and **41% adoption rate for lead agent** transactions
- **+2K** additional workers with access to services
- **New Third-Party Solution Providers** deployed including Sunny Day Fund (RCI) and Boom (GK9)
- **YoY improvements** in employee turnover[5], medical care[6] and retirement plan[7] participation

1980 Small Business Investment Incentive Act

2030 Goal: 50% borrowers adopting our Third-Party Solution Providers

Borrower Adoption Rate


All Transactions
Lead Agent Transactions Only
26%
50% Target
41%
50% Target

Workers w Access to Services
3,295
▲ *2,892 (717%)*

Total Workers Served
447
▲ *425 (190%)*

Median In-Portfolio Worker Income[4]
LMI: $37K
▼ *$9K (20%)*

Portfolio Company Human Capital Data

2023

Employee Turnover[5]	Medical Care Participation[6]	Retirement Participation[7]
58.8%	37.5%	29.2%
National Avg 48.2%	*National Avg 46%*	*National Avg 53%*

2022

Employee Turnover	Medical Care Participation	Retirement Participation
60%	37%	21%
National Avg 52%	*National Avg 47%*	*National Avg 52%*

Spotlight on Workers Served:

Global K9

341 Workers Served

551 Workers w Access

Best Friends Pet Care Inc.

67 Workers Served

1,359 Workers w Access

Zero Waste Recycling LLC

32 Workers Served

252 Workers w Access

[1 – 7] Please refer to Slide 23 for footnote references in the tables and charts above.

[8] Worker Solutions coordinates directly with the human resources and personnel departments of our portfolio companies to (i) analyze their workforce, wages, and benefits, (ii) identify human capital challenges and benefits gaps, and (iii) recommend appropriate Third-Party Solution Providers and/or policy changes to existing workplace benefits (such recommendations defined as "Qualifying Human Capital Investments") that we believe would enhance employee well-being and improve retention.

PROPRIETARY 7

PROPRIETARY Employee Locations of Lafayette Square Portfolio Companies Worker Solutions® Dashboard 8 Notes: 1. Information as of March 1, 2024. 2. Our current portfolio lends to businesses across a variety of sectors, with locations in eight of our ten Target Regions. The map illustrates (to the extent we have the information from portfolio companies) the location of portfolio company headquarters and where portfolio company employees work in comparison to LMI and non-LMI census tracts.

PROPRIETARY 9 Source: Lafayette Square analysis of its investment portfolio and data from the U.S. Census Bureau, Bureau of Labor Statistics , Massachusetts Institute of Technology, The Urban Institute, and Centers for Disease Control and Prevention. Notes: 1. Metrics are given at the lowest level geography where data is available. Most metrics are at the tract or "neighborhood" level, except that the following metrics are provided at the county-level: Share of Population Living in LMI Area; Median Wage; Living Wage; and all Financial Stability metrics. 2. Metrics are primarily from December 31, 2021, except for Life Expectancy (December 31, 2015); Share Any Debt in Collections, Share Student Loan Debt, Share Medical Debt, Median Wage and Living Wage (December 31, 2022); and Share of Population Living in LMI Areas (December 31, 2023). 3. Suppressed values occur when the sample size of the area is too small to produce reliable estimates. Communities in which Our Portfolio Companies Operate Socioeconomic Metrics for Census Tract of Portfolio Company Headquarters vs National Benchmarks

PROPRIETARY Financial Results 10

PROPRIETARY 2023 Highlights 11 [1] The per share data was derived by using the weighted average shares of common stock outstanding during the period. [2] Past performance is not indicative of future results. Detailed Performance data is available herein. [3] Additional Portfolio & Balance Sheet data is available herein. [4] Receipt of a green light letter from the SBA does not assure an applicant that the SBA will ultimately issue an SSBIC license, and the Company has received no assurance or indication from the SBA that it will receive an SSBIC license, or of the timeframe in which it would receive a license, should one be granted.

PROPRIETARY Financial Results for the Year Ended December 31, 2023 Quarter Ended March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 Net investment income (loss) per share1 $0.16 $0.14 $0.22 $0.28 Net Realized/Unrealized Gain (Loss) Per Share Net realized/unrealized gain (loss) per share $0.02 $0.01 $0.05 $0.13 Earnings Per Share Earnings (loss) Per Common Share $0.18 $0.15 $0.27 $0.41 Dividends declared per share2 $- $(0.30) $(0.20) $(0.30) Net Changes from capital share activity $0.06 $0.07 $- $(0.09) Net Asset Value Per Share $14.84 $14.76 $14.83 $14.85 12 [1] Net Investment Income per share data was derived by using the weighted average shares outstanding during the period. [2] Dividends declared per share data for distributions reflects the actual amount of distributions declared during the period.

PROPRIETARY NAV Per Share Bridge over Previous Quarter 13 Notes: 1. The Per Share data was derived by using the weighted average shares of common stock outstanding during the period. 2. Please see the BDC’s March 2024 Form 10-K filing for more detailed information relating to investment income.

Portfolio Highlights – New Originations

	Quarter Ended				
	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023
Portfolio Funds (Dollars in 000s)					
New Investment Commitments	$ 59,625	$ 24,550	$ 18,035	$ 45,250	$ 161,802
Exits and Sales of Investments[1]	($10,000)	$0	$0	($2,940)	$0
Net Funds Growth[2]	$ 49,625	$ 24,550	$ 18,035	$ 42,310	$ 100,119
Asset Mix of New Investments					
Senior Secured	92.0%	99.0%	100%	96.3%	97%
Unitranche	0.0%	0.0%	0.0%	0%	0%
Junior Debt[3]	0.0%	0.0%	0.0%	0.0%	0.6%
Equity and Other Investments	8.0%	1.0%	0.0%	3.7%	2.4%
Portfolio Rotation – Debt Investments					
Weighted average rate on new investments[4]	12.61%	10.92%	12.86%	10.09%	12.12%
Weighted average spread over the applicable base rate of new floating rate investments[5]	S+8.34%	S+6.17%	S+7.83%	S+6.53%	S+6.56%
Weighted average interest rate on investments that paid-off	N/A	N/A	N/A	N/A	N/A

[1] Includes commitment reductions.
[2] Net funds growth includes the impact of new investments and exits of investments as noted in the table above, as well as other variables.
[3] Junior debt comprises subordinated debt and second lien loans.
[4] Weighted average interest rate on new loan investments is based on the contractual interest rate at the time of funding.
[5] Weighted average spread over the applicable base rate of new floating rate loan investments is based on the contractual interest rate spread at the time of funding. Applicable base rates include SOFR and Prime. For variable rate loans that have a SOFR and Prime Rate Option, the SOFR spread was used in the calculation. For variable rate loans that only have a Prime rate option, the Prime spread was used.

PROPRIETARY 14

PROPRIETARY Investment Mix Notes: 1. Junior debt is comprised of Subordinated Debt and Second Lien Loans. 2. First Lien Senior Secured is computed based on (a) the annual actual interest rate or yield earned plus amortization of fees and discounts on the performing debt and other income producing investments as of the reporting date, divided by (b) the total investments (including investments on non-accrual and non-income producing investments) at amortized cost or fair value. This calculation excludes exit fees that are receivable upon repayment of certain loan investments. As of December 31, 2023 and December 31, 2022, there were no exit fees. The portfolio is focused on first lien senior secured loans 15 5% 4% 4% 3% 2% 1% 1% 2% 1% 1% 1% 1% 93% 94% 95% 95% 97% $- $50,000 $100,000 $150,000 $200,000 $250,000 Dec-22 Mar-23 Jun-23 Sep-23 Dec-23 Common Equity Preferred Equity Subordinated Debt First Lien Senior Secured Total

PROPRIETARY Portfolio Composition as of December 31, 2023 16 Portfolio by Region Top Portfolio Exposures (at fair value) Portfolio by Industry3 Additional Portfolio Metrics Weighted Average Duration of Portfolio (Years)1 3.8 Weighted Average No. of Covenants 2.1 Watchlisted Rate2 0.0% Non-Accrual Rate 0.0% FMV/Par 99.5% Portfolio Build-up Timeline $40.8M $48.1M $84.0M $113.4M $132.7M $170.3M $273.6M 2 2 5 9 11 12 19 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 FMV (M) No of PortCos 14 Industries – FMV: $273.6M Weighted average calculation is based on the fair value of the portfolio company investments. Net leverage and LTV statistics include debt that is both senior and pari-passu to the tranche of debt owned by the investment vehicle. Portfolio Companies 19 PortCo Average EBITDA (Portfolio Weighted Average) $22.0M Fair Market Value $273.6M PortCo Net Leverage (Portfolio Weighted Average) 3.0x Avg FMV/PortCo $14.4M PortCo Interest Coverage (Portfolio Weighted Average) 2.8x First Lien Loans (at fair value) 97.0% PortCo LTV (Portfolio Weighted Average) 41.5% Floating Rate Loans 97.0% PortCo Floating Spread (Portfolio Weighted Average) 7.0% *Lafayette Square BDC’s reporting period as of 12/31/2023 and underlying portfolio company financial data as of 9/30/2023. *Company information is derived from the portfolio management infrastructure tools, WSO, Tableau & iLevel. [1] Weighted Average Duration of Portfolio represents the time to reach maturity. [2] A portfolio company is placed on a "watchlist" when its rating is 4 or 5 on an investment rating scale of 1-5. [3] Based on GICS industry codes. 13% 13% 11% 10% 8% 6% 6% 5% 5% 4% 4% 4% 3% 3% 3% M&S Acquisition Corporation Dance Nation Holdings, LLC Direct Digital Holding, LLC Global K9 companies, LLC Synergi LLC Best Friends Pet Care Holdings, Inc. Zero Waste Recycling, LLC H. W. Lochner Critical Nurse Staffing, LLC Oscar W Larson Co Trilon Group, LLC Ironhorse Purchaser, LLC Café Zupas, L.C. Medical Specialists of The Palm… Salt Dental Collective , LLC Construction & Engineering, 21% Commercial Services & Supplies, 17% Professional Services, 13% Leisure Facilities, 12% Media, 10% Specialized Consumer Services, 6% Health Care Services , 5% Environmental and Facilities Services, 4% Restaurants, 3% Health Care Equipment & Services, 3% Healthcare Providers & Services, 3% IT Services, 1% Real Estate Management and Development, 1% Hotels, Restaurants & Leisure, 1%

PROPRIETARY AND CONFIDENTIAL Portfolio Economic Analysis of Interest Rates 17 13.1% 13.0% 13.2% 13.2% 12.8% 4.1% 4.0% 5.4% 8.2% 4.6% 4.9% 5.3% 5.4% 5.4% 5.1% 6.5% 8.1% 6.9% 7.1% 0% 2% 4% 6% 8% 10% 12% 14% Dec-22 Mar-23 Jun-23 Sep-23 Dec-23 Weighted Average Yield (Cost) Dividend Yield 3-Month Secured Overnight Financing Rate("SOFR") Weighted Average Cost of Debt Notes: 1. Weighted Average Yield at amortized cost and fair value of the portfolio. Does not represent the total return to stockholders. 2. SOFR data source: https://www.cmegroup.com/market-data/cme-group-benchmark-administration/term-sofr.html 3. Weighted Average Cost of Debt is calculated as (a) the actual amount of interest expenses incurred on debt obligations divided by (b) the daily average of total debt obligations. PROPRIETARY

PROPRIETARY Quarterly Statements of Assets and Liabilities Quarter Ended (Dollar amounts in 000s, except share and per share data) March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 (unaudited) (unaudited) (unaudited) (audited) Assets Investments, at fair value $113,542 $132,690 $170,278 $273,593 Cash and cash equivalents $56,704 $67,731 $82,219 $109,771 Restricted cash and cash equivalents $- $- $- $- Deferred financing costs $237 $201 $1,240 $1,094 Deferred offering costs $74 $- $- $- Interest receivables $220 $273 $707 $961 Due from affiliate $- $- $- $- Other assets $- $380 $115 $407 Total Assets $170,777 $201,275 $254,559 $385,826 Liabilities SBA-guaranteed debentures $- $- $31,000 $31,000 Secured borrowings $40,048 $4,000 $23,400 $27,500 Accounts payable and accrued expenses $1,823 $2,234 $1,244 $1,277 Distributions payable $- $1,297 $2,614 $3,937 Due to affiliate $322 $340 $1,192 $123 Management fee payable $256 $348 $431 $605 Incentive fee payable $196 $318 $535 $565 Administrative services fee payable $177 $143 $251 $885 Interest payable $107 $153 $148 $695 Total Liabilities $42,929 $8,833 $60,815 $66,587 Total Net Assets $127,848 $192,442 $193,744 $319,239 Total Liabilities and Net Assets $170,777 $201,275 $254,559 $385,826 Net Asset Value per Share $14.84 $14.76 $14.83 $14.85 Number of shares of common stock outstanding 8,615,542 13,038,253 13,068,112 21,502,768 Note: Please see the BDC’s March 2024 Form 10-K filing for more information regarding Assets and Liabilities. 18

Quarterly Operating Results

(Dollar amounts in 000s, except share and per share data)	Quarter Ended			
	Mar 31, 2023	Jun 30, 2023	Sep 30, 2023	Dec 31, 2023
	(unaudited)	(unaudited)	(unaudited)	(audited)
Investment Income				
Interest income	$3,251	$4,329	$5,723	$7,378
Dividend and fee income	$5	$5	$18	$42
Total Investment Income	$3,256	$4,334	$5,741	$7,420
Expenses				
General and administrative expenses	$643	$678	$601	$650
Interest and financing expenses	$338	$548	$307	$856
Professional fees	$143	$259	$449	$571
Administrative services fee	$177	$172	$251	$885
Management fee	$256	$348	$431	$605
Directors' fees	$80	$80	$80	$80
Offering expenses	$76	$75	$-	$-
Organizational costs	$234	$52	$46	$-
Incentive fee – net investment income	$196	$319	$535	$565
Expense support reimbursement	$-	$329	$123	$-
Total Expenses	$2,143	$2,860	$2,823	$4,212
Net Investment Income after Tax	$1,113	$1,474	$2,918	$3,208
Net Gain (Loss) on Investments				
Net realized gain (loss) on investments	$-	$-	$-	$-
Net unrealized appreciation (depreciation) on investments	$78	$164	$558	$1,472
Net gain (loss) on investments	$78	$164	$558	$1,472
Provision for taxes on realized gain and unrealized appreciation on investments	$-	$-	$-	$-
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,191	$1,638	$3,476	$4,680
Per Share Data[1]				
Net Investment Income Per Share	$0.16	$0.14	$0.22	$0.28
Earnings (Loss) Per Share	$0.18	$0.15	$0.27	$0.41
Distributions declared and paid	$-	$2,589,188	$2,613,622	$3,936,605
Weighted average shares of common stock outstanding	6,782,444	10,859,486	13,053,832	10,910,180

[1] Per Share Data calculated based on the daily weighted average shares outstanding during the period presented.
Note: Please see the BDC's March 2024 Form 10-K filing for more information regarding Quarterly Operating Results.

PROPRIETARY 19

PROPRIETARY BDC Liquidity as of December 31, 2023 [1] The BDC has received $458.2M in signed subscription documents. [2] As of December 31, 2023, the SBIC has $36.9M in SBA-guaranteed commitments, of which $31.0m has been drawn. SBA regulations currently permit the SBIC to borrow up to $175.0 million in SBA-guaranteed debentures to the extent the SBIC has at least $87.5 million in regulatory capital (as defined by SBA regulations). [3] Represents current financing facilities amount. [4] In respect to the Subscription Facility, balance represents available for borrowing based on the computation of undrawn shareholder commitments as collateral to support borrowings. The Subscription Facility will expire in May 2024. 20 Lafayette Square USA, Inc. has $187.0M of available liquidity including cash & cash equivalents and financing facilities.

PROPRIETARY Common Stock and Distribution Information Distributions Data1 Date Declared Record Date Payment Date Amount Per Share Frequency Total Amount Total DRIP Shares Total Shares 4/21/2023 4/21/2023 5/15/2023 0.15 Quarterly 1,292,331 30,168 8,615,541 6/23/2023 6/23/2023 8/14/2023 0.15 Quarterly 1,296,856 29,859 8,645,710 9/29/2023 9/29/2023 11/13/2023 0.20 Quarterly 2,613,622 53,904 13,068,112 12/12/2023 12/12/2023 1/4/2024 0.30 Quarterly 3,936,605 81,573 13,122,016 21 $1,292,331 $1,296,856 $2,613,622 $3,936,605 4.1% 4.0% 5.4% 8.2% $- $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% Mar-23 Jun-23 Sep-23 Dec-23 Regular Distribution Dividend Yield [1] Subject to the discretion of and as determined by the Board of Directors, the BDC will authorize and declare ordinary cash distributions on a quarterly basis, based upon the earnings estimated by management. Net realized capital gains, if any, are distributed to shareholders at least annually, although the BDC can retain such capital gains for investment in its discretion.

PROPRIETARY New Investment Activity Quarter Ended December 31, 2023 22 Portfolio Company Investment Type Deal Type Commitment Par Amount Funded at Close Base Rate Spread All-In-Rate M&S Acquisition Corporation 1st lien senior secured term Loan New $ 34,600.0 $ 34,600.0 6.50% 12.11% Best Friends Pet Care Holdings Inc. 1st lien senior secured term Loan New $ 15,814.3 $ 15,814.3 6.45% 12.06% Best Friends Pet Care Holdings Inc. 1st lien senior secured DDTL New $ 11,185.7 $ - 0.00% 0.00% Critical Nurse Staffing, LLC 1st lien senior secured term Loan New $ 13,942.4 $ 13,942.4 6.50% 12.04% Ironhorse Purchaser, LLC 1st lien senior secured term Loan New $ 10,123.2 $ 10,123.2 6.50% 12.14% Ironhorse Purchaser, LLC 1st lien senior secured DDTL New $ 6,376.8 $ - 0.00% 0.00% MSPB MSO, LLC 1st lien senior secured term Loan New $ 8,476.2 $ 8,476.2 6.50% 12.11% MSPB MSO, LLC 1st lien senior secured DDTL New $ 27,547.6 $ - 0.00% 0.00% MSPB MSO, LLC 1st lien senior secured revolver New $ 8,476.2 $ - 0.00% 0.00% Cafe Zupas, L.C. 1st lien senior secured term Loan New $ 8,359.1 $ 8,359.1 7.00% 12.35% Cafe Zupas, L.C. 1st lien senior secured DDTL New $ 3,343.6 $ - 0.00% 0.00% Cafe Zupas, L.C. 1st lien senior secured revolver New $ 557.3 $ - 0.00% 0.00% Standard Real Estate Investments LP 1st lien senior secured term Loan New $ 3,000.0 $ 3,000.0 8.75% 14.36% Standard Real Estate Investments LP 1st lien senior secured DDTL New $ 2,000.0 $ - 0.00% 0.00% H.W. Lochner Inc. 1st lien senior secured term Loan Existing $ 5,000.0 $ 5,000.0 6.75% 12.20% H.W. Lochner Inc. 1st lien senior secured revolver Existing $ 3,000.0 $ 803.7 6.25% 11.77% Direct Digital Holdings LLC 1st lien senior secured DDTL Existing $ 3,587.3 $ 3,587.3 7.95% 13.49%

PROPRIETARY Lafayette Square BDC Human Capital Results Dashboard Footnotes [1] LMI is defined under applicable CRA regulation as an individual income that is less than 80 percent of the area median income (“AMI”) or a median family income that is less than 80 percent in a census tract. AMI is defined as the median family income for the metropolitan statistical area or metropolitan division, if applicable, or if the person or census tract is located outside of a metropolitan statistical area, the statewide nonmetropolitan median family income. [2] For those portfolio companies who did not agree to provide census data, job totals are based on data provided by such portfolio companies at time of transaction. [3] “Underserved communities” means LMI areas; Empowerment Zones, as defined in the Empowerment Zones and Enterprise Communities Act of 1993, as amended; Opportunity Zones, as defined in the U.S. Tax Cut and Jobs Act of 2017; and/or areas targeted by a government entity for redevelopment or to revitalize or stabilize designated disaster areas. “Substantial Employment” means more than 50% of the portfolio company’s workforce, measured by W-2 forms or 1099 forms filed by workers with the Internal Revenue Service. [3] Turnover rate is calculated by dividing the total terminations for the calendar year by the average number of employees who worked during or received pay for the calendar year. National turnover includes private employee data from the U.S. Bureau of Labor Statistics - Job Openings and Labor Turnover Survey. [4] National median income data is from the U.S. Census Bureau - 2022 American Community Survey. This is the most recent data available as of March 2024. Median family income is used to calculate individual LMI per CRA guidelines. The metric is included at the national level to serve as a similar, but not exact, comparison. [5] Turnover rates are calculated by dividing the total terminations for the period by the average number of employees who worked during or received pay for the same period. National turnover includes private employee data from the U.S. Bureau of Labor Statistics - Job Openings and Labor Turnover Survey. [6] Medical Care Benefits are plans that provide services or payments for services rendered in the hospital or by a qualified medical care provider. Participation is calculated from the unrounded percentage of workers who participate in the plan. National average is private industry from the U.S. Bureau of Labor Statistics - National Compensation Survey. [7] Retirement Benefit plans includes defined benefit pension plans and defined contribution retirement plans. Participation is calculated from the unrounded percentage of workers who participate in the plan. 366 employees from portfolio companies who did not provide retirement benefits data to the Company were not included in this calculation. The national average is private industry from the U.S. Bureau of Labor Statistics - National Compensation Survey. 23

PROPRIETARY Contact Us 24 Lafayette Square Website https://www.lafayettesquare.com/ Investor Relations ir@lafayettesquare.com